EXHIBIT 10(p)
                             AMENDMENT NO. 1 TO THE
                          MINN-DAK FARMERS COOPERATIVE
                                  PENSION PLAN

         Minn-Dak Farmers Cooperative, a North Dakota corporation, pursuant to the power of amendment reserved to it in Section 9.1 of the Minn-Dak Farmers Cooperative Pension Plan, hereby adopts and publishes this Amendment No. 1 to said Plan, effective as of November 1, 1997, except as otherwise provided below.

         Article 1. The definition of "Actuarial Equivalent" in Section 2.2 of the Plan shall be amended by adding the following paragraph to that definition:

         "Notwithstanding the prior provisions of this Section 2.2, if this definition is used to determine any present value, then the calculation shall be made in the manner described in Section 4.9."

         Article 2. Section 4.4 of Article 4 shall be amended by adding the following paragraph (e) to that section:

         "(e) The Accrued Benefit of a Participant who was an Employee of Midwest Agri-Commodities Special Products Partnership employed at the Moses Lake, Washington location on or after April 10, 1997, shall be fully vested as of April 10, 1997."

         Article 3. Section 4.5(c) of the Plan shall be amended by adding the following sentence to that paragraph:

         "Effective September 1, 1997, the reference to three thousand five hundred dollars ($3,500) shall be changed to five thousand dollars ($5,000)."


         Article 4. Section 4.9 of the Plan shall be amended by adding the following paragraph (d) to that section:

         "(d) Notwithstanding the prior provisions of this Section 4.9, if this section is used to determine a present value on or after November 1, 1997, the present value of the Participant's vested Pension shall be determined according to this paragraph
                  (d). The mortality assumptions used for determining such present value shall be based upon the `applicable mortality table' prescribed by the Secretary of the Treasury in accordance with Section 417(e)(3) of the Code and regulations and rulings issued pursuant thereto (which as of October 1, 1995 is based upon a fixed blend of fifty percent (50%) of the male


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                  mortality rates and fifty percent (50%) of the female
                  mortality rates from the 1983 Group Annuity Mortality Table). The interest rate to be used for that determination shall be equal to the annual rate of interest on 30-year Treasury securities as specified by the Commissioner of the Internal Revenue Service for the second month before the first day of the Plan Year in which the distribution is made. The mortality decrement shall be taken into account to the extent provided in IRS Notice 83-10, 1983-C.B. 536 or its replacement. Notwithstanding the prior provisions of this paragraph, the present value of the Participant's vested Pension shall not be less than the present value of the Participant's benefit accrued prior to November 1, 1997, determined under Section 4.9(b)(i) using the assumptions in place under the Plan as of September 30, 1997."

         Article 5. Paragraph (a) of Section 5.2 shall be amended by adding the following subparagraph (vi) to that section:

         "(vi) Effective November 1, 1997, a Participant who was an Employee of Midwest Agri-Commodities Special Products Partnership at the Moses Lake, Washington location and who terminated employment with Moses Lake on or after April 10, 1997, may elect to receive such Participant's benefit in a cash lump sum which shall be equal to the present value of such Participant's Accrued Benefit as determined under Section 4.9."

         Article 6. Section 5.3 of the Plan shall be amended by adding the following paragraph (h) to that section:

         "(h) Lump Sum Payment. The payment of a cash lump sum benefit as described in Section 5.2(a)(vi) shall be made as soon as administratively feasible following the completion of any paperwork required by the Committee."

         Article 7. Section 5.4(b) of the Plan shall be amended by changing that section to be known as Section 5.4 (c) and by adding the following paragraph as the new Section 5.4 (b):

         "(b)      With respect to distributions made on or after June 30, 1997:

                  (i) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, or if any notice requirement under such sections which is applicable to the Participant has been satisfied, such distribution may commence less than thirty (30) days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that the:


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                           (1)      The Committee clearly informs the
                                    Participant that the Participant has a right to a period of thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                           (2) The Participant, after receiving the notice, affirmatively elects a distribution.

                  (ii) If a distribution is one to which Sections 401(a) and 417 of the Code apply, if the Participant, after having received the written explanation described in
                           Section 5.4(a), affirmatively elects a form of distribution and the spouse consents to that form of distribution (if necessary), such distribution may be less than thirty (30) days after the date on which a written explanation was provided to the Participant, provided the following requirements are met:

                           (1) The Committee provides information to the Participant clearly indicating that the Participant has a right to at least thirty
                                    (30) days to consider whether to waive the Qualified Joint and Survivor Annuity and consent to a form of distribution other than a Qualified Joint and Survivor Annuity.

                           (2) The Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant.

                           (3) The Annuity Starting Date is after the date that the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant. However, the Annuity Starting Date may be before the date that any affirmative distribution election is made by the Participant if the actual distribution in accordance with the affirmative election does not commence before the expiration


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                                    of the 7-day period that begins the day
                                    after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant."


         Article 8. Section 5.10(a) and Section 5.10(b)(i) of the Plan shall be amended by adding the following sentence to the end of each paragraph:

         "Effective September 1, 1997, the reference to three thousand five hundred dollars ($3,500) shall be changed to five thousand dollars ($5,000)."

         Article 9. Section 5.10 of the Plan shall be amended by adding the following paragraph (c) to that Section:

         "(c) Notwithstanding the prior provisions of this Section 5.10, on and after November 1, 1997, whether the Actuarial Equivalent of a Participant's Deferred Vested Pension does not exceed $5,000 and may be paid upon termination of Service without the Participant's consent shall be determined according to this paragraph (c). The mortality assumptions used for determining whether the value of the Participant's Deferred Vested Pension does not exceed $5,000 shall be based upon the `applicable mortality table' prescribed by the Secretary of the Treasury in accordance with Section 417(e)(3) of the Code and regulations and rulings issued pursuant thereto (which as of October 1, 1995 is based upon a fixed blend of fifty percent (50%) of the male mortality rates and fifty percent (50%) of the female mortality rates from the 1983 Group Annuity Mortality Table). The interest rate to be used for that determination shall be equal to the annual rate of interest on 30-year Treasury securities as specified by the Commissioner of the Internal Revenue Service for the second month before the first day of the Plan Year in which the distribution is made. The mortality decrement shall be taken into account to the extent provided in IRS Notice 83-10, 1983-C.B. 536 or its replacement. Notwithstanding the prior provisions of this paragraph, the value of the Participant's Deferred Vested Pension shall not be less than the value of the Participant's Deferred Vested Pension accrued prior to November 1, 1997, determined under Sections 5.10(a) and 5.10(b) using the assumptions in place under the Plan as of September 30, 1997."

         Article 10. Section 11.6(a) shall be removed and replaced by adding the following new section 11.6(a):

         "(a) Notwithstanding the other provisions of this Plan, the annual Pension to which a Participant shall be entitled


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                  hereunder, when aggregated with the benefit under all other defined benefit plans maintained by the Employer or any Adopting Employer, as defined in subsection (g) of this section shall not exceed the lesser of:

                  (i)      Ninety thousand dollars ($90,000); or

                  (ii) One hundred percent (100%) of the Participant's average Annual Compensation as defined in subsection 11.6(f) hereof for the three (3) highest consecutive calendar years during which he participated in the Plan or any other plan maintained by the Employer or any Adopting Employer.

                  The ninety thousand dollar ($90,000) limit set forth in clause
                  (i) above shall be increased automatically to account for increases in the cost of living. Such cost-of-living adjustments shall be limited to scheduled increases in accordance with regulations issued by the Secretary of the Treasury pursuant to Section 415(d) of the Code and shall be effective no sooner than January 1 of each year. The Pension limitation in subsection (a) hereof applies to a single life annuity or Qualified Joint and Survivor Annuity. If as Pension is paid in other than a single life annuity, the limitation set forth in that subsection shall be adjusted to be the actuarial equivalent of a single life annuity. The interest rate assumption used to determine the actuarial equivalent shall be the greater of the interest rate specified for determining Actuarial Equivalent or five percent (5%); provided, however, for purposes of making an adjustment from a form of benefit which is subject to Section 417(e)(3) of the Code (such as a lump sum distribution), that interest rate assumption shall not be less than the annual rate of interest on thirty (30) year Treasury securities for the second calendar month immediately preceding the first day of the Plan Year during which the applicable Participant's Annuity Starting Date occurs.

                  On and after the first day of the Limitation Year beginning in 1997, the mortality assumptions used for determining an actuarial equivalent shall be based upon the `applicable mortality table' prescribed by the Secretary of the Treasury in accordance with Section 417(e)(3) of the Code and regulations and rulings issued pursuant thereto (which as of October 1, 1995, is based upon a fixed blend of fifty percent (50%) of the male mortality rates and fifty percent (50%) of the female mortality rates from the 1983 Group Annuity Mortality Table). The mortality decrement shall be taken into account to the extent provided in IRS Notice 83-10, 1983-C.B. 536 or its replacement."


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         Article 11. Section 11.6(c) shall be removed and replaced with the following new section 11.6(c):

         "(c) If the annual benefit commences before the Participant's Social Security Retirement Age (`SSRA'), the maximum permissible amount may not exceed the lesser of the actuarial equivalent of a $90,000 annual benefit beginning at that age or the Participant's average Annual Compensation as defined in subsection 11.6(f) hereof for the three (3) highest consecutive calendar years during which he participated in the Plan or any other plan maintained by the Employer or any Adopting Employer. The actuarial equivalent shall be the lesser of the Actuarial Equivalent or the actuarial equivalent using five percent (5%) interest and the `applicable mortality table' described above, all in accordance with Internal Revenue Service regulations.

                  The Internal Revenue Service regulations referred to above indicate that if the benefit is payable at or after age 62 and before the Participant's SSRA, the dollar limitation at the Participant's SSRA is reduced by 5/9 of 1% for each of the 36 months by which benefits commence before the month in which the Participant's SSRA is attained, and by 5/12 of 1% for each additional month. However, if the age at which the benefit is payable is less than age 62, the dollar limitation is further reduced so that the limitation is actuarially equivalent to the limitation at age 62. The reduced dollar limitation, in that case, is the lesser of the Actuarial Equivalent or the actuarial equivalent computed using five percent (5%) interest and the `applicable mortality table' described above.

                  If the annual benefit commences after the Participant's SSRA, the benefit may not exceed the lesser of the actuarial equivalent of a $90,000 annual benefit beginning at age 65 or the Participant's average Annual Compensation as defined in subsection 11.6(f) hereof for the three (3) highest consecutive calendar years during which he participated in the Plan or any other plan maintained by the Employer or any Adopting Employer. That actuarial equivalent shall be the lesser of the Actuarial Equivalent or the actuarial equivalent computed using five percent (5%) interest and the `applicable mortality table' described above."

         Article 12. Article XIII shall be amended by adding the following new
Section 13.11 to that Article:

                  "Section 13.11 Transfer of Assets to or From Qualified Plan. Assets held in the Trust or by any other plan or trust which is qualified under Section 401(a) of the Internal Revenue


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         Code (as it may be amended from time to time) on behalf of an Employee or Participant may be transferred between the Trust and such other plan or trust (provided that proper notice is given to the Internal Revenue Service as may be required). The Plan Administrator shall determine whether to allow such transfer and then shall inform the Trustee of its decision and direct it accordingly. For purposes of determining the amount of assets to be transferred, the assumptions under the General Agreement on Tariffs and Trade ("GATT") portion of the Uruguay Round Agreements Act, P.L. 103-465 amending Section 203(e)(2) of the Employee Retirement Income Security Act of 1974 and Sections 411(a)(11) and 417(e)(3) of the Internal Revenue Code of 1986 may be used in order to satisfy the reasonable assumptions requirement described in Section 1.414(l)-1(b)(9) of the Treasury Regulations (as they may be amended from time to time) provided the actuary for this Plan determines that such assumptions are reasonable and further provided that the fiduciary for the other plan or trust agree that such assumptions are reasonable. In no event will the assumptions used violate the requirements of
         Section 414(l)(1) of the Internal Revenue Code (as it may be amended from time to time). All such assets shall be segregated or not segregated as the Plan Administrator may determine."

                IN WITNESS WHEREOF, Minn-Dak Farmers Cooperative has caused its name to be hereunto subscribed by its
                                    _______________________________________on
                                    this day of________ __, of 19__.


                                    MINN-DAK FARMERS COOPERATIVE


                                    By:  ______________________________________

                                    Its: ______________________________________